John Hancock Sovereign Bond Fund

Supplement dated February 1, 2014, to the current Class R6 prospectus

John Hancock Bond Fund

As of February 1, 2014, John Hancock Advisers, LLC, the fund’s advisor, has implemented a new contractual expense limitation arrangement for Class R6 shares of the fund described below in order to reduce the expenses of Class R6 shares of the fund.

The following amends and restates the information regarding Class R6 shares presented under the heading “Fees and expenses—Annual fund operating expenses” in the “Fund summary” section:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Class R6
Management fee	0.47
Other expenses	0.10
Total annual fund operating expenses	0.57
Contractual expense reimbursement[1,2]	–0.08
Total annual fund operating expenses after expense reimbursements	0.49

1 The advisor has contractually agreed to waive a portion of its management fee and/or reimburse or pay operating expenses of the fund in order to reduce the total annual fund operating expenses for Class R6 shares by 0.05% of the fund's average daily net assets. These fee waivers and/or reimbursements expire on September 30, 2014, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

2 The advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, including transfer agency fees and service fees, as applicable, to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the Class Expense Waiver). The Class Expense Waiver expires on September 30, 2015, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. If following the Class Expense Waiver to the extent that Expenses of Class R6 shares exceed 0.57% of average annual net assets (on an annualized basis) attributable to Class R6 shares, (the Class Expense Limitation), the advisor contractually agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which Expenses of the share class exceed the Class Expense Limitation. Expenses means all fund level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) acquired fund fees, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business and (f) short dividend expense. The Class Expense Limitation expires on September 30, 2014, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

In addition, the following amends and restates the information presented under the heading “Expense example” in the “Fund summary” section:

Expenses ($)	Class R6
1 year	50
3 years	175
5 years	310
10 years	706

You should read this supplement in conjunction with the prospectus and retain it for future reference.